INVESTOR PRESENTATION September 2014 Exhibit 99.1

Disclaimer
We make forward-looking statements in this presentation within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.
Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. In particular, statements pertaining to our capital resources, portfolio performance, dividend policy and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our portfolio from operations, acquisitions and anticipated market conditions, demographics and results of operations are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,”
“plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and changes in the real estate markets in particular, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the appeals related to the class actions filed against us; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of or non-renewal of leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; fluctuations in interest rates and increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing, including our secured revolving and term credit facility; our expected leverage; decreased rental rates or increased vacancy rates; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including the cost of construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our projected operating results; our ability to manage our growth effectively; estimates relating to our ability to make distributions to our stockholders in the future; impact of changes in governmental regulations, tax law and rates and similar matters; our failure to qualify as a REIT;
a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of and our ability to attract and retain qualified personnel; conflicts of interest with our senior management team; our understanding of our competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors" beginning on page 11 of our Annual Report on Form 10-K for the year ended December 31, 2013 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

High quality, pure-play Manhattan and Greater New York office and retail portfolio
Proven track record of managing, leasing and executing our
repositioning strategy
Growth potential from completing turnaround in existing properties and new leasing, option properties and acquisitions
Strong, low-levered balance sheet to support future external growth
Pioneer in economically justified value-add energy efficiency retrofits
Experienced and committed management team with strong
alignment of interests with stockholders

Investment Highlights

2014
ESRT exercises option to purchase two Manhattan office
properties
2013
IPO of ESRT, a publicly traded REIT focused on office and retail properties in Manhattan and Greater New York metropolitan
area
2010 Malkin Holdings begins consolidation of portfolio ownership
2009
Ground-breaking energy efficiency retrofit program
announced by Empire State Building, Clinton Climate Initiative,
Jones Lang LaSalle, Johnson Controls and Rocky Mountain
Institute
2002
–
2006
Malkins replace Helmsley-Spear as managing and leasing
agent and begin portfolio redevelopment
1989
Anthony E. Malkin joins the Company at the start of real estate downturn and builds leadership team in place today
1961
Partnerships organized by Wien, Peter L. Malkin, and Helmsley buy the Empire State Building
1947 Wien and Harry B. Helmsley join in acquisitions
1934
Lawrence A. Wien pioneers real estate syndication
History of Innovation and
Commitment to New York

Culture

Execution

Innovation

EMPIRE STATE
REALTY TRUST

Operating Philosophy
Focus on performance, history as fiduciaries
and hands-on operators
Maintain process, exercise discipline in
execution and no complacency
Demonstrated capabilities in up and down
markets
Focus on servicing brokers and tenants
Proactive, service-intensive approach to asset
and property management
Attract and lease to quality tenants with
greatest likelihood to renew and expand
Constant refinement and improvement in
leasing, management, operations and capital
improvement

Management Team
Anthony E. Malkin
Chairman,
Chief Executive Officer &
President
26 years with ESRT
26 years in industry
Bachelor’s degree from
Harvard College
David A. Karp
Executive Vice President,
Chief Financial Officer &
Treasurer
3 years with ESRT
31 years in industry
Bachelor’s degree from University
of California, Berkeley and M.B.A.
from the Wharton School at the
University of Pennsylvania
Thomas P. Durels
Executive Vice President &
Director of Leasing and
Operations
24 years with ESRT
31 years in industry
Bachelor’s degree from
Lehigh University
Thomas N. Keltner, Jr.
Executive Vice President,
General Counsel
& Secretary
36 years with ESRT
36 years in industry
Bachelor’s degree from Harvard
College and J.D. from Columbia
Law School
Strong management team from top to bottom
Senior management team owns a meaningful amount of
stock
The Malkin Group did not sell any shares at IPO
Majority of senior management team has worked
together for approximately 24 years
Senior management team with an average of
approximately 31 years of experience in real estate
Extensive experience in Greater New York area real
estate, through many economic cycles
Note:  Years of experience at ESRT includes years of experience at the “predecessor” as defined in the Company’s  Form 10-K.

250 West 57th Street
1359 Broadway
501 7th Avenue
1350 Broadway
112 W. 34th Street
One Grand Central Place
1400 Broadway
1333 Broadway
Empire State Building
The Gotham
Central Park
1010 Third Ave
77 W 55th St
1400 Broadway
112 W 34th Street
10 Union Square East
Office
Standalone Retail
Option Properties

EMPIRE STATE REALTY TRUST

Pure Play Midtown Manhattan and Greater New York Strategy 7 Note: The Company exercised its option to purchase 112 West 34th Street and 1400 Broadway on 5/19/2014 (closed on 7/15/2014)

Premier Office Building International Icon
Empire State Building
“The World’s Most Famous Office Building”
International icon of the New York City
skyline
“America’s Favorite Architecture”
1
A top New York City tourist attraction
–
Observatory attracted 4.3 million
visitors in 2013
Globally recognized leader in energy
efficiency
Comprehensive upgrade and
repurposing underway
– Full restoration or re-creation of
exterior and all public spaces
– Building-wide space consolidation
and leasing to fewer, large, higher
quality tenants
– Extensive in-building tenant
amenities / campus environment in
city setting
5
th
Avenue / 34th Street corridor
location
– Close proximity to mass
transportation hubs
– International, national and new
media / services tenants
– Vibrant neighborhood with world-
class shopping, dining and lodging
1
Designation by American Institute of Architects

New York
Connecticut
Connecticut
New York

EMPIRE STATE
REALTY TRUST

Pure Play Midtown Manhattan and
Greater New York Strategy
Westport
White Plains
Harrison
Stamford
Norwalk
66-99 Main St
103-107 Main St
~30 miles to
Midtown Manhattan
Office Standalone Retail
Planned Development
10 Bank Street 500 Mamaroneck Avenue
9
684
95
287
383 Main Avenue
Metro Center First Stamford Place
Highway
Metro-North Railroad
Metro-North Train Stop

Focused on a modern guest experience
–
Modernization program for new visitor center and for
enhanced 86
th
floor / exhibition areas
–
102
nd
floor renovation completed
Added state of the art Multimedia Experience
Guides visitors through the icon's extraordinary exhibits
Provides additional depth on the building's history
Upgraded exhibition spaces and offerings to drive traffic –
“Sustainability” exhibit (2010) and “Dare to Dream” exhibit
(2011)
Regular upgrades and new enhancements planned
Value-Added Strategy Improvement
10
Observatory has been a Stable
and Growing Source of Revenue
3 to 4+ million visitors every year since 2000
–
Record number of visitors in 2013 at 4.3 million
Admissions have grown at a 3.0% CAGR since 2001
through 2013
Ticket prices have increased at a 10.0% CAGR since
2001 through 2013 without any down years
~$1,450 revenue per square foot generated in 2013
Leading NYC Tourist Destination

Positive Tourism Trends to New York City (visitors in millions)

Observatory has been a Stable
and Growing Source of Revenue
Domestic Visitors International Visitors
9/11
Observatory at
Rockefeller
Center Opens
Financial
Crisis Hits
‘01 – ‘13
CAGR
12.4%
‘01 – ‘12
CAGR
3.6%
Source:  NYC & Company.
Observatory Annual Revenue ($ in millions)
Note:  YTD data for 2013 and 2014 is as of 6/30/2013 and 6/30/2014, respectively.
35.2 35.3
37.8
40.0
42.6
43.8
45.9
47.1
45.6
48.8
50.9 52.0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
$25.0
$29.6
$33.4
$40.0
$50.1
$56.3
$62.9
$72.2 $71.6
$78.9
$80.6
$92.2
$101.8
$44.0
$47.7
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2013
YTD
2014
YTD

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EMPIRE STATE REALTY TRUST

High Quality Retail Portfolio
Attractive Retail Portfolio in Prime
Manhattan and Greater New York  Locations
12
Experience and expertise in repositioning retail spaces in conjunction with our
Manhattan office repositioning
Significant growth opportunity to acquire and reposition additional standalone retail spaces
Location in premier corridors including Herald Square, 34
th
Street corridor, Grand
Central, Union Square and Columbus Circle
Ground floor spaces in our office buildings and standalone spaces
~732k  square feet across 15 locations
High pedestrian traffic and / or main destination locations
Convenient access to mass transportation
Diverse, high-quality tenant base across consumer staples, retail, financial services and entertainment
Retail Repositioning Strategy
– Convert second floor office spaces into higher rent retail spaces
– Incorporate upper and lower floors to expand retail footprint
– Upgrade and standardize storefronts and signage

Competitive Advantage From Energy
Efficiency
Global ground-breaker in defining and implementing energy efficiency in buildings and tenant installations
Empire State Building project is recognized worldwide as the new model for sustainability
–
Partnered with the Clinton Climate Initiative, Johnson Controls, Jones Lang
LaSalle and Rocky Mountain Institute
Enhanced market differentiation with tangible benefits to tenants
–
Helps attract desirable tenants
–
Skanska realized 58% energy cost savings relative to previously occupied space
3
Replicating process and program throughout the portfolio
1
Empire State Building Energy Performance Year 3 M&V (Measurement & Verification) Report by Johnson Controls. Actual 2013 energy cost savings was $2.8 million.
2
Johnson Controls Inc. (JCI) guarantees a minimum annual energy savings of $2.2 million for a period of 15 years (from 2010 to 2025).
3
Data provided by Skanska based on utility consumption in 2010 on their
32nd
floor office at the Empire State Building. Cost savings are compared to previously occupied space in 2008 in a different “Class A Office” building on an energy cost per rentable square foot basis.
Length of Min.
Energy Savings
Guaranteed by JCI
1,2
15 Years
Est.
Energy
Reduction
38%
Est.
Annual
Energy
Savings
$4.4
Million
1
1

Increase Below Market Rents
Recently Acquired Option Properties
Lease-Up Existing Portfolio
Future Acquisitions

EMPIRE STATE REALTY TRUST

Internal and External Growth
Opportunities
Experienced management team uses its best practices to develop and execute winning internal and external strategies
Internal
Growth
Opportunities
External
Growth
Opportunities
Repositioning
Expertise

Manhattan Office Submarket Avg. Occupancy¹
Lease-up of Empire’s Available Space Strong Re-Leasing Spreads
²
15
Organic Growth Potential in Manhattan
Office Portfolio
89.7%                 86.4%               92.3%                 89.7%
Source: Market data per Cushman & Wakefield as of 6/30/2014.  ESRT leasing status data as of 6/30/2014.
YTD 2014
Managing rent roll as
appropriate to execute
repositioning strategy
$40.66
$50.56
Prev.
Escalated
Rent
PSF
New
Starting
Base Rent
PSF
85.2%
85.1%
85.4%
88.9%
ESB OGCP 250 W. 57th 1350 B'Way
Percent Leased
86.4%, 89.7% and 92.3% occupancies represent the overall vacancy of the Grand Central, Penn Station-Times Square South and West Side submarkets, respectively, as of 6/30/2014
Based on total portfolio
1
2

Base Rent PSF on New Leases

EMPIRE STATE
REALTY TRUST

Illustrative NOI Impact of ESB Repositioning¹
Illustrative Potential NOI Upside at ESB from Higher Office
Occupancy and Higher Base Rents on New Office Leases
Illustrative Potential Increase in ESB NOI at Various Office
Occupancy Rates and Base Rents on New Office Leases
A 5% increase in office occupancy at ESB increases illustrative NOI by ~$6 to $8 million, while a $5 increase in base rent per square foot on new office leases at ESB increases illustrative NOI by ~$1 to $2 million
Illustrative Potential Office Occupancy 95.0%
-
Current Office Occupancy (as of June 30, 2014) 85.2%
=
Potential Incremental Office Occupancy 9.8%
x
Rentable Office SF (as of June 30, 2014) 2,692,000
=
Potential Incremental Utilized SF 263,816
x
Illustrative Potential Starting
Base Rent per SF
$ 55.00
=
Illustrative Potential Incremental
Base Rent and NOI¹
$ 14.5 mm
Occupancy
18.1 90.0% 95.0%
100.0%
$ 45.00
$ 5.8 mm
$ 11.9 mm $ 17.9 mm
50.00
6.5 mm
13.2 mm 19.9 mm
55.00
7.1 mm
14.5 mm
21.9 mm
60.00
7.8 mm 15.8 mm 23.9 mm
    The illustrative NOI and base rents included on this page are for illustrative purposes only, do not represent actual or expected performance and should not be relied upon for any investment decision. The hypothetical increases in NOI and base rents are based on certain assumptions, including assumptions relating to increased occupancy and base rents, and do not reflect actual results.  These hypothetical increases do not reflect the impact of actual performance and market factors.  The actual performance of the Company generally, and, the Empire State Building in particular, will be subject to a variety of risks and uncertainties discussed in this presentation.
1

External Growth: Recent Acquisitions
1400 Broadway
112-122 W. 34
th
Street
650,769 SF Office
92,455 SF Retail
880,131 SF Office
19,815 SF Retail
Exercised Options to Purchase Two Properties
Price: $734 million, or $446 per sf
Occupancy opportunity long-term
o
1400 Broadway: 92.6% occupied,
92.7% leased
o
112 W. 34
th
: 77.5% occupied,
83.2% leased
Funding:
o
$167.7 million debt assumed
o
$379.3 million in shares of class A
and class B common stock and
Series PR OPUs
o
$186.6 million in cash
Closed in third quarter 2014
Note: All  data as of June 30, 2014

Attractive External Growth Opportunities
Acquisition strategy focused on Manhattan office and retail
Market dominated by multi-generational family ownership
o
Off-market investment opportunities
o
OP units provide tax-advantaged acquisition currency
Utilize deep industry relationships, brand recognition and expertise in redeveloping / repositioning
Identify acquisitions with occupancy and rental rate upside
o
Provide attractive stabilized returns
Strong balance sheet and access to capital
Targeting Acquisitions with Attractive Stabilized Return Through Value-Add Upside

Pure Play Manhattan and Greater New York
Strategy
Office Portfolio Total Portfolio
9.3 million rentable square feet
Office
93%
Retail
7%
10.0 million rentable square
feet
Manhattan
Office
81%
Greater NY
Metro Office
19%
Note: Percentage splits based on square footage. Data as of June 30, 2014 and is pro forma for the exercise of ESRT’s options on
112 West 34
th
Street and
1400 Broadway (closed on 7/15/2014).
1
Includes 527,609 SF of retail space in our Manhattan office properties.
1

Portfolio Summary:
Diversification by Market and Industry
Market Distribution (by rentable sq. ft) Industry Diversification (annualized fully escalated rent)
20
Diversified tenant mix provides
hedge to client and industry risk
~81% of square feet located in Manhattan
Consumer
goods
22.2%
Finance,
insurance
and real
estate
17.7%
Professional
services
11.6%
Retail
14.6%
Legal
services
4.2%
Technology
5.0%
Other
18.6%
Media and
advertising
3.5%
Non profit
2.6%
Manhattan office
74.3%
Manhattan retail
7.1%
NY metro office
18.4%
NY metro retail
0.2%
Note: Company data and filings
7/15/2014)
Street and 1400 Broadway (closed on
th
of ESRT’s options on 112 West 34
Figures are pro forma for the exercise as of June 30, 2014.

Proven Value-Add Repositioning Strategy
Took control over day-to-day management of
Manhattan office properties from 2002-2006
Repositioning program developed and
commenced
Renovation programs at each property
address all common areas, tenant spaces
and building systems
Rent rolls are managed to allow space
consolidation and releasing
Attracting larger, higher credit quality tenants and
increasing cash flows
Large space users
Pre-built spaces for smaller users
Optimize base floors for retail
Energy efficient tenant installations
Significant benefits still to be realized
~71% of Manhattan Office renovation
completed (by square feet)
Improving occupancy and increasing rents
Significant upside in remaining older leases
Note: Figures as of June 30, 2014 and are pro forma for the exercise of ESRT’s options on 112 West 34 th Street and 1400 Broadway (closed on 7/15/2014)
¹ These estimates are based on the Company’s current budgets (which do not include tenant improvements and leasing commission costs) and are subject to change.
2
Repositioning program is for the Manhattan office assets only. Square footage based on market measurement.
Repositioning Program¹
,
²
Repositioning Program by Square Feet²
Spent to Date,
$557 million
83%
Additional
Spend on
Manhattan
Office (2014
-
2016) $95 135
million
17%
Renovation
Completed 5.7
million SF
71%
Future
Renovation
(Other) 1.6
million SF
20%
Future
Renovation
(ESB) 0.7 million
SF
9%
-

102
86
80
70
60
50
40
30
20
10
L

EMPIRE STATE
REALTY TRUST

Empire State Building
Repositioning Case Study
The Benefits
Pre
(rentable SF
per leases)
Post
(rentable SF per
new bldg. measurement)
Change
Decreased Number of Leases 218 25 (193)
Increased Occupancy 74.4% 100.0% +25.6 p.p.
Longer Lease Terms 8.9 years 14.4 years +5.6 years
Larger Avg. Rented Spaces 3,596 SF 54,320  SF +50,725 SF
Increased Rentable Square Feet 1,053,902 SF 1,358,004 SF +304,102 SF / +28.9%
Higher Rents Per Square Foot –
Unadjusted
$35.13 PSF $42.41 PSF +20.7%
Higher Rents Per Square Foot –
Adjusted²
$25.31 PSF $42.41 PSF +67.6%
Higher Gross Rents $27.5 million $57.6 million +109.2%
Higher Credit-Quality Tenants
700,000 square feet of the Empire State Building remain to be repositioned
1
To Be Repositioned Repositioned
    There can be no assurance that our renovation and repositioning program will be completed in its entirety in accordance with the anticipated timing or at the anticipated cost or that the results we expect to achieve will be accomplished. Accordingly, the information presented in this case study should not be considered as indicative of our possible results and you should not rely on this information as an indication of our future performance. Broadcasting space, lower level/storage and certain existing prebuilt and partial floor renovations are excluded from these square footage figures. Information is as of June  30, 2014
    Fully escalated rent at expiration divided by new building measurement.
1
2

The Benefits
Pre
(rentable SF
per leases)
Post
(rentable SF per
new bldg. measurement)
Change
Decreased Number of Leases 59 6 (53)
Increased Occupancy 52.0% 100.0% +48.0p.p.
Longer Lease Terms 4.6 years 13.3 years +8.7 years
Larger Avg. Rented Spaces 1,909 SF 39,223 SF +37,314 SF
Increased Rentable Square
Feet
216,622 SF 235,337 SF
+18,715 SF /
+8.6%
Higher Rents Per Square Foot
(Unadjusted)
$30.80 PSF $41.87 PSF +36.0%
Higher Rents Per Square Foot
(Adjusted)¹
$26.41 PSF $41.87 PSF +58.5%
Higher Gross Rents $3.5 million $9.9 million +184.1%
Higher Credit-Quality Tenants
1333 Broadway
Repositioning Case Study
Repositioning substantially completed with 8 out of 10 office floors renovated
To Be Repositioned Repositioned
23
Now seeing tangible benefits and achieving attractive leasing results from capital deployed²
Fully escalated rent at expiration divided by new building measurement
There can be no assurance that our renovation and repositioning program will be completed in its entirety in accordance with the anticipated timing or at the anticipated cost or that the results we expect to achieve will be accomplished. Accordingly, the information presented in this case study should not be considered as indicative of our possible results and you should not rely on this information as an indication of our future performance. Information is as of June 30, 2014
1
2

- 
-

IT
RECEPTION
CONF. ROOM
OPEN WORK
OPEN WORK
OFFICE
OFFICE
OFFICE

501
7Th Avenue

EMPIRE STATE
REALTY TRUST

Pre-Built Strategy
Pre-built office suites are designed to:
–
Appeal to a broad range of users
–
Have efficient layouts
–
Be energy efficient
–
Have ability to re-use install and re-
lease with only modest work
Our pre-built strategy improves NOI and
long-term value through:
–
Increased rents
–
Increased occupancy
–
Reduced downtime on (a) initial vacant
lease-up and (b) roll-over
–
Attraction and retention of higher
quality tenants
Pre-Built Strategy:
Utilization of Space for New Tenants

Financial Highlights
Significant signed leases not commenced, adding $4.2 million of annualized base rent (ABR), a 1.3% increase over year end ABR
Significant balance sheet flexibility, with goal of achieving investment grade ratings
$355 million drawn on $800 million credit facility– ample liquidity to fund renovation / repositioning capital expenditures
Untapped debt capacity embedded in many low-levered assets to support future growth
Low leverage of 26.0% of enterprise value 1
¹ Based on 8/20/2014 stock price of $16.62 and 267,138,462 fully diluted shares outstanding. Net debt as of 8/20/2014 of $1.56 billion.

$355 million drawn on $800 million credit facility
Untapped debt capacity embedded in many low-levered
assets
Well-laddered and long-dated debt maturities
Net Debt / enterprise value ~26.0%
Debt / EBITDA ~4.6x
Interest coverage ~4.7x
Attractive in place mortgage debt
Weighted average interest rate of 4.31%
Weighted average debt maturity of 3.2 years
Well Capitalized Balance Sheet
to Support Future Growth
Low Leverage
Capital Structure¹
Limited Near-Term Maturities
3
($mm) Liquidity
Cash
$42mm
1%
$800mm
Credit Facility
2
$355 mm
6%
Mortgage Debt
$996 mm
16%
Equity
$4,440 mm
73%
26
$600
2
2014 2015 2016 2017 2018 2019
$55
$92
$134
$95
$430
$250
$300
$300
Mortgage Debt Credit Facility Exchangeable Senior Notes
Note: Figures are pro forma for the exercise of ESRT’s options on 112 West 34 Street and 1400 Broadway (closed on 7/15/2014), exchangeable senior notes offering (closed on 8/12/2014), and private perpetual preferred exchange (closed on 8/22/2014).
¹ Based on stock price of $16.62 as of 8/20/2014 and 267,138,462 fully diluted shares outstanding. Net debt as of 8/20/2014 of $1.56 billion.
Mortgage debt includes a $10.9 million premium assumed for 1350 Broadway and 1333 Broadway.
² Credit Facility includes $500mm Revolving Credit Facility ($55mm outstanding) due in October 2017 (with a one-year extension option to 2018) and $300mm Term Credit Facility due in October
2018.
3
Private Perpetual
Preferred
$27 mm
<1%
Exchangeable Senior Notes
$250 mm
4%
th
Maturity schedule shown with full current balance due in year of maturity and excludes impact from interim debt amortization payments.
$375

Strong Independent Board
William H. Berkman
Managing Partner, Associated Partners, L.P.
Former director, IAC
Alice M. Connell
Managing Principal, Bay Hollow Associates
Formerly held senior positions in mortgage lending and real estate equity areas at
TIAA-CREF
Thomas J. DeRosa
CEO, Health Care REIT
Former Vice Chairman, CFO of The Rouse Company
Steven J. Gilbert
Chairman, Gilbert Global Equity Partners
Former Vice Chairman, Stone Tower Capital
S. Michael Giliberto
Former Senior Portfolio Manager and Director of Portfolio Strategy for real estate and infrastructure, JP Morgan Asset Management
Formerly at Lehman Brothers – Fixed Income Research
Lawrence E. Golub
Founder, Golub Capital
Former Managing Director, Banker’s Trust Company
Note:  All directors determined as independent except for the Chairman, Anthony E. Malkin.
6 of 7 board members are independent

High quality, pure-play Manhattan and Greater New York office and retail portfolio
Proven track record of managing, leasing and executing our
repositioning strategy
Growth potential from completing turnaround in existing properties and new leasing, option properties and acquisitions
Strong, low-levered balance sheet to support future external growth
Pioneer in economically justified value-add energy efficiency retrofits
Experienced and committed management team with strong
alignment of interests with stockholders
28
Investment Highlights